UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42297	99-1116001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
3.750% Notes due 2025	BLK35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 20, 2026, BlackRock, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The following are the voting results on each matter submitted to the Company’s shareholders at the Annual Meeting. All director nominees were elected (Item 1). The proposal to approve the compensation of the named executive officers as disclosed in the Company’s proxy statement, through a non-binding advisory vote, was approved (Item 2). Additionally, shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2026 (Item 3). Further, shareholders approved an amendment of the certificate of incorporation of the Company’s subsidiary, BlackRock Finance, Inc., to remove a provision regarding pass-through voting (Item 4).

Below are detailed voting results of the shares represented and entitled to vote at the Annual Meeting on each matter voted on and described in detail in the Company’s definitive proxy statement.

Item 1 – Election to the Company’s Board of Directors of the following 19 nominees:

	For	Against	Abstain	Broker Non-Vote
Pamela Daley	114,563,622	6,577,990	91,422	10,517,167
Laurence D. Fink	114,511,879	6,262,629	458,526	10,517,167
Gregory J. Fleming	119,674,854	1,460,949	97,231	10,517,167
William E. Ford	114,107,564	7,029,231	96,239	10,517,167
Fabrizio Freda	117,406,333	3,730,339	96,362	10,517,167
Murry S. Gerber	115,167,875	5,917,825	147,334	10,517,167
Margaret “Peggy” L. Johnson	119,690,349	1,450,755	91,930	10,517,167
Robert S. Kapito	119,197,887	1,940,035	95,112	10,517,167
Gregg R. Lemkau	119,850,063	1,282,130	100,841	10,517,167
Cheryl D. Mills	116,186,840	4,948,415	97,779	10,517,167
Kathleen Murphy	118,277,179	2,664,245	291,610	10,517,167
Amin H. Nasser	118,705,824	2,359,016	168,194	10,517,167
Gordon M. Nixon	114,122,841	7,012,916	97,277	10,517,167
Adebayo Ogunlesi	118,863,039	2,077,135	292,860	10,517,167
Kristin C. Peck	117,891,279	3,179,846	161,909	10,517,167
Charles H. Robbins	119,101,426	2,032,771	98,837	10,517,167
Hans E. Vestberg	119,629,719	1,507,057	96,258	10,517,167
Susan L. Wagner	117,031,499	4,109,720	91,815	10,517,167
Mark Wilson	118,658,954	2,476,790	97,290	10,517,167

Item 2 – Approval, in a non-binding advisory vote, of the compensation for named executive officers:

For	Against	Abstentions	Broker Non-Votes
78,657,599	42,362,921	212,514	10,517,167

Item 3 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2026:

For	Against	Abstentions	Broker Non-Votes
125,908,412	5,750,963	90,826	0

Item 4 – Amendment of the BlackRock Finance, Inc. certification of incorporation to remove the pass-through voting provision:

For	Against	Abstentions	Broker Non-Votes
120,975,330	118,819	138,885	10,517,167

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ R. Andrew Dickson III
Date: May 22, 2026		R. Andrew Dickson III
Corporate Secretary